Exhibit 99.2

EMPOWERING TRADERS TO CLAIM THEIR FINANCIAL EDGE Highlights for Three Months and Nine Months Ended December 31, 2021 January 31, 2022

Cautionary Statement Regarding Forward - Looking Statements This communication contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, that reflect TradeStation’s current views with respect to, among other things, the future operations and financial performance of TradeStation . Forward - looking statements in this communication may be identified by the use of words such as “anticipating,” “believes,” “can,” “continue,” “continuously,” “enhance,” “expects,” “hope,” “in progress,” “intends,” “may,” “over time,” “planned,” “seeks,” “should,” “strategic,” “target,” “think,” “try,” “try to,” “will” and similar terms and phrases . Forward - looking statements contained in this communication include, but are not limited to, statements as to ( i ) the success of TradeStation’s efforts regarding its revenue growth strategy, including the success of marketing expenditures and campaigns and approaches, increasing headcount to support its revenue growth strategy and its ability to grow its customer account base generally and the pace at which such growth is, or is not, accomplished, (ii) ongoing volume levels of customer trading activity and trading - related revenue generated, (iii) the success, or lack thereof, of TradeStation’s crypto account - opening/marketing promotion, and whether crypto customer accounts added through such promotion will provide further funding or deposits to, or trade in, such accounts, (iv) whether TradeStation’s planned product and service enhancements, including those recently launched or currently in progress, will be considered valuable or attractive by customers and customer prospects, or completed timely, or at all, and (v) whether federal fund target interest rates will increase, and if so when, whether the effective interest rates will match the target rates, and whether TradeStation will be able to benefit through increased net interest income if those rates increase . The forward - looking statements contained in this communication are based on the current expectations of TradeStation and its management and are subject to risks and uncertainties . No assurance can be given that future developments affecting TradeStation will be those that are anticipated . Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of TradeStation . Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward - looking statements . Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them . Any forward - looking statement made in this communication speaks only as of the date hereof . TradeStation undertakes no obligation to update, revise or review any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws . Trademarks, Trade Names and Service Marks This presentation includes trademarks, trade names and service marks that are the property of their respective owners, and are protected under applicable intellectual property laws . Proposed Business Combination As previously announced, TradeStation Group, Inc . (the “Company”) and Quantum FinTech Acquisition Corporation (“Quantum”) have entered into agreements to effect a business combination (the “Business Combination”) . This presentation does not constitute ( i ) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of the Company, Quantum, the combined company or any of their respective affiliates . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended (the “Securities Act”), or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected . No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this presentation . In connection with the proposed Business Combination between the Company and Quantum, the Company has filed a registration statement on Form S - 4 (the “Registration Statement”) with the U . S . Securities and Exchange Commission (the “SEC”) that includes a proxy statement / prospectus relating to the offer of the securities to be issued to Quantum . Investors, security holders and other interested persons are advised to read the Registration Statement and proxy statement / prospectus and any amendments thereto, and other relevant documents that are filed with the SEC carefully and in their entirety because they will contain important information about the Company, Quantum and the proposed Business Combination . The definitive proxy statement / prospectus will be mailed to stockholders of Quantum as of a record date to be established for voting on the proposed Business Combination . Investors, security holders and other interested persons will also be able to obtain copies of the Registration Statement and other documents containing important information about the Business Combination and the parties to the Business Combination once such documents are filed with the SEC, without charge, at the SEC’s website at www . sec . gov , or by directing a request to : Quantum FinTech Acquisition Corp . , 4221 W . Boy Scout Blvd . , Suite 300 , Tampa, FL 33607 , Attention : Investor Relations or by email at IR@qftacorp . com . Quantum and the Company, their respective directors and executive officers and certain investors may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC . Information about the directors and executive officers of Quantum and their ownership is set forth in Quantum’s filings with the SEC, including its final prospectus relating to its initial public offering in February 2021 , which is available free of charge at the SEC’s website at www . sec . gov . Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Quantum shareholders in connection with the proposed Business Combination, including the Company’s directors and executive officers and certain investors, will be contained in the Registration Statement for the Business Combination when available . Disclaimers

TradeStation At A Glance 178,863 Total Customer Accounts 36% Year - Over - Year Growth* Helping Self - Directed Traders and Investors Claim Their Financial Edge $12.3 Billion Total Customer Assets 33% Year - Over - Year Growth* Multi - Asset, Self - Clearing Brokerage Offering Equities, Options, Futures and Cryptocurrencies Award - Winning Technology and Research Tools Accessible on Mobile, Web, Desktop and Through API $3.0 Billion Total Customer Cash 13% Year - Over - Year Growth* *As of December 31, 2021 compared to December 31, 2020

OPERATING HIGHLIGHTS

TradeStation positions itself to attract an expanding market of self-directed investors



Award-Winning Suite of Trader and Investor Products

- **TradeStation Rated #1 or "Best in Class" five times in StockBrokers.com's 2021 Online Broker Review for:**
  - Platform & Tools
  - Options Trading
  - Crypto Technology
  - Active Trading
  - Futures Trading

- **2022 Best Online Broker for Stock Trading Platform and Research in Nerd Wallet's 2022 Best-of Awards**

TradeStation's Pillars for Growth

Expanding Customer Base of Experienced and New Traders

- Demographic wave of Millennials and Gen-Z investors, coupled with increased interest in self-directed investing, is leading to an expanding addressable market

Differentiated Positioning in the Market

- Multi-asset platform for Equities, Options, Futures and Crypto trading
- Self-clearing online brokerage
- Education & Social Community
- Adaptive technology accessible on desktop, Web and mobile
- Advanced API Technology

Well-Defined Marketing and Product Strategy

Marketing

- Investments in brand awareness and performance marketing channels designed to drive account acquisition

Product Initiatives

- Enhance user experience
- Advance Crypto offering
- Expand API as B2B and B2C Opportunity

Strong year - over - year growth (1) in customer base Total Customer Accounts (2) of 178,863 as of December 31, 2021, representing 36.1% year - over - year growth ▪ Cryptocurrency accounts have grown to >9% of total accounts at December 31, 2021, from less than 2% at December 31, 2020 (2) 27,142 Gross New Accounts (2) added during the fiscal third quarter, a year - over - year increase of 81.0 % Total Customer Assets increased by 32.7% year over year to $12.3 billion Total Customer Cash increased by 13.0% year over year to $3.0 billion 131,431 145,887 156,961 162,751 178,863 $9.3 $10.3 $11.4 $11.3 $12.3 $2.6 $2.8 $2.9 $2.9 $3.0 $0.0 $5.0 $10.0 $15.0 $20.0 - 40,000 80,000 120,000 160,000 200,000 Total Customer Accounts, Total Customer Assets and Total Customer Cash Total Customer Accounts Total Customer Assets Total Customer Cash Dec ‘20 Mar ‘21 Jun ‘21 Sep ‘21 Dec ‘21 ($, billions) ($, billions) (As of period end) (1) As of December 31, 2021 compared to December 31, 2020 (2) Included in “Total Customer Accounts” and "Gross New Accounts" for the three months ended December 31, 2021 are customer cryp to accounts opened through a marketing promotion that began December 20, 2021 in which TradeStation makes the initial account funding (BTC equal to USD $10.00). Crypto accounts opened under this pr omotion were 4,950 of the 5,725 total crypto accounts opened in December 2021.

Trading Activity Daily Average Revenue Trades (DARTs) of 214,690 declined by 10.2% year over year ▪ Primarily related to reduced customer trading activity as compared to high trading levels in the prior - year period, which occurred within the first year of the COVID - 19 pandemic ▪ Account growth partially offset the decrease in DARTs DARTs increased by 5.6% quarter over quarter 239,089 276,956 214,533 203,271 214,690 25.62 23.20 18.00 18.29 19.28 - 5 10 15 20 25 30 35 40 - 40,000 80,000 120,000 160,000 200,000 240,000 280,000 320,000 DARTs and VIX Closing Average Total DARTs VIX Closing Average 31 - Dec - 20 31 - Mar - 21 30 - Jun - 21 31 - Sep - 21 31 - Dec - 21 Three months ended, Dec ‘20 Mar ‘21 Jun ‘21 Sep ‘21 Dec ‘21

Key Product Enhancements Crypto IRA ▪ Crypto individual retirement account (IRA) offering was launched in December 2021 ▪ Provides U.S. customers the ability to trade cryptocurrencies in tax - advantaged accounts ▪ Creates an opportunity to tap a large asset base of self - directed IRAs Crypto FIX API ▪ Access to trade Crypto through financial information exchange (FIX) protocol, was launched in January 2022 ▪ FIX connectivity enables more institutional customer account opportunities for TradeStation Crypto

FINANCIAL HIGHLIGHTS

Total Revenue Increased by 1.8% year over year ▪ Trading - related revenue increased by 4.0%, driven by account growth, offset by lower DARTs and revenue per trade ▪ Net interest income increased by 6.9% on increased margin and securities lending activity ▪ Subscription and Other revenue declined due to termination of a royalty - based licensing agreement Increased by 6.9% quarter over quarter ▪ Trading - related revenue increased by 4.9% primarily due to account growth ▪ Net - interest income increased by 21.6% principally due to higher asset lending revenues $39.9 $51.7 $40.3 $39.5 $41.5 $10.6 $10.9 $10.7 $9.3 $11.3 $2.4 $2.4 $1.6 $1.6 $1.1 $52.9 $65.0 $52.8 $50.4 $53.9 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 31-Dec-20 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 Revenue Source Trading-Related Revenue Net-Interest Income Subscription and Other Revenue Three months ended, Dec ‘20 Mar ‘21 Jun ‘21 Sep ‘21 Dec ‘21 ($, millions)

Trading - Related Revenue Increased by 4.0% year over year ▪ Account growth drove higher overall revenue growth ▪ Options, Futures and Crypto revenues increased ▪ Equities revenue declined on lower trading levels Increased by 4.9% quarter over quarter ▪ Equities, options and futures drove revenue growth ▪ Crypto trading - related revenue declined on lower trading levels $16.4 $23.5 $14.7 $13.6 $14.3 $12.1 $13.3 $12.3 $12.8 $13.7 $10.8 $12.9 $11.4 $11.8 $12.5 $0.6 $2.0 $1.9 $1.3 $1.0 $39.9 $51.7 $40.3 $39.5 $41.5 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 31-Dec-20 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 Trading - Related Revenue by Asset Type Equities Options Futures Crypto Three months ended, Dec ‘20 Mar ‘21 Jun ‘21 Sep ‘21 Dec ‘21 ($, millions)

Net Interest Income $3.2 $3.1 $2.3 $2.3 $2.4 $2.5 $3.0 $3.1 $3.1 $3.2 $3.5 $3.3 $4.0 $3.5 $4.6 $1.4 $1.5 $1.3 $0.4 $1.1 $10.6 $10.9 $10.7 $9.3 $11.3 $0 $2 $4 $6 $8 $10 $12 31-Dec-20 31-Mar-21 30-Jun-21 30-Sep-21 31-Dec-21 Net Interest Income Total Customer Cash Margin Lending Securites Lending Crypto Lending ($, millions) Net interest income increased by 6.9% year over year ▪ Margin lending and securities lending both increased ▪ Net interest earned on customer cash and crypto lending was lower Net interest income increased by 21.6% quarter over quarter ▪ Increased securities and crypto lending were the primary driver of growth, with slight increases of net interest earned on customer cash and margin lending Interest earned on the investment of customer cash is highly correlated to short - term interest rates Three months ended, Dec ‘20 Mar ‘21 Jun ‘21 Sep ‘21 Dec ‘21

Expenses $4.3 $5.4 $5.7 $11.2 $22.7 $17.7 $21.2 $21.2 $22.7 $24.7 $7.8 $9.1 $8.6 $8.4 $8.2 $14.6 - $2.7 $13.6 $7.8 $8.2 $5.5 $5.6 $5.6 $5.7 $5.7 $50.0 $38.6 $54.7 $55.7 $69.5 -$10 $0 $10 $20 $30 $40 $50 $60 $70 Expenses Marketing Employee Compensation and Benefits Cost of Services Provided Other Interest, Depr & Amort (1) Other includes Communications, Professional Services, Occupancy and Equipment, and Other Expense (Income). Other Expense (Income) includes gains or losses on cryptocurrency assets. (1) Expense growth comparisons reflect the implementation of TradeStation's strategic growth plan ▪ Increased marketing costs aimed at growing total customer accounts and total customer assets ▪ Employee headcount growth to drive product enhancements Increased by 39.1% year over year ▪ Marketing increased 425.8% ▪ Employee Compensation and Benefits increased 39.2%, primarily related to adding headcount and principally in product development Increased by 24.7% quarter over quarter ▪ Marketing increased 103.4% ▪ Employee Compensation and Benefits increased 8.6%, primarily related to adding headcount Three months ended, Dec ‘20 Mar ‘21 Jun ‘21 Sep ‘21 Dec ‘21 ($, millions)

Appendix

Operating Metrics Total Customer Accounts is the number of customer brokerage accounts with a positive account balance. Total Customer Assets is total cash and assets held in customer accounts. Total Customer Cash is the aggregate cash held in customer accounts. Daily Average Revenue Trades (DARTs) are computed as follows: In computing DARTs, a revenue trade means one completed customer equities, options, futures, or crypto trade, regardless of the number of shares, contracts, or units included in such trade, and includes trades completed under “zero commission” plans (which are supported by payment - for - order - flow, or “PFOF,” revenue). Each “side” of a futures trade is counted as one revenue trade. Partial fills of an equities order on the same day are aggregated and counted as one revenue trade. Gross New Accounts is the total number of new customer accounts opened and funded during the applicable period. As of December 31, 2021 2020 Total Customer Accounts 178,863 131,431 Total Customer Assets ($, billions) $12.3 $9.3 Total Customer Cash ($, billions) $3.0 $2.6 Three Months Ended December 31, Nine Months Ended December 31, 2021 2020 2021 2020 Daily Average Revenue Trades (DARTs) 214,690 239,089 210,802 214,694 Gross New Accounts 27,412 15,147 66,528 51,828 Operating Metrics Definitions:

($11,340) $2,000 ($16,946) $3,965 Condensed Income Statement (GAAP) Three months ended December 31, Nine Months Ended December 31, ($, thousands) 2021 2020 2021 2020 Trading - related revenue $41,466 $39,860 $121,334 $118,299 Net interest income 11,296 10,564 31,271 28,898 Subscription and other revenue 1,096 2,462 4,402 6,449 Total Net Revenues $53,858 $52,886 $157,007 $153,646 Employee compensation and benefits 24,692 17,736 68,628 53,050 Cost of services provided 8,225 7,790 25,186 24,439 Marketing 22,705 4,318 39,595 11,949 Other (1) 8,213 14,641 29,612 41,406 Interest, depreciation & amortization 5,699 5,506 16,969 16,585 Total Expenses 69,534 49,991 179,990 147,429 Income (Loss) Before Income Taxes (15,676) 2,895 (22,983) 6,217 Income Taxes (Benefit) (4,334) 791 (6,037) 1,695 Net Income (Loss) ($11,342) $2,104 ($16,946) $4,522 (1) Other includes Communications, Professional Services, Occupancy and Equipment, and Other Expense (Income). Other Expense (Inc ome ) includes gains or losses on cryptocurrency assets.